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                                                             Exhibit 10(a)(2)


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                             REIMBURSEMENT AGREEMENT


                                 by and between


                           CORE MATERIALS CORPORATION

                                       and

                          KEYBANK NATIONAL ASSOCIATION


                            DATED AS OF APRIL 1, 1998







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                             REIMBURSEMENT AGREEMENT


         This REIMBURSEMENT AGREEMENT ("Agreement"), dated as of the 1st day of April, 1998, is by and between CORE MATERIALS CORPORATION, a Delaware corporation (the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

         WHEREAS, in order to provide financing for the costs of acquiring, constructing, equipping and improving an industrial building, to be located at 24 Commerce Drive, Meadow Creek Industrial Part Tract "E", Gaffney, South Carolina (the "South Carolina Premises") (the building located on the South Carolina Premises and the improvements to such building and other portions of the Premises to be constructed are herein referred to as the "Project"), the South Carolina Jobs-Economic Development Authority (the "Issuer") proposes to issue its Multi-Mode Variable Rate Industrial Development Revenue Bonds, Series 1998 (Core Materials Corporation Project), in the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Bonds") under the terms and conditions more fully set forth in the Trust Indenture dated as of April 1, 1998 (the "Indenture"), by and between the Issuer and The Huntington National Bank, Columbus, Ohio, as Trustee; and

         WHEREAS, to enhance the marketability of the Bonds the Borrower has applied to the Bank for the issuance of a letter of credit (the "Letter of Credit") in favor of the Trustee in an amount not to exceed a maximum stated amount of Seven Million Seven Hundred Twenty-Six Thousand Twenty-Eight Dollars ($7,726,028.00) to secure the payment of the principal of and accrued interest on the Bonds; and

         WHEREAS, it is the purpose of this Agreement to set forth the Bank's commitment to issue the Letter of Credit and the Borrower's agreement to reimburse the Bank for any and all payments made by the Bank pursuant to the Letter of Credit.

         NOW THEREFORE, in consideration of the mutual agreements made herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:




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                                   SECTION ONE

                                   DEFINITIONS

         SECTION 1.1. TERMS DEFINED. As used in this Agreement, the following terms have the following respective meanings. Any accounting term used but not specifically defined herein shall be construed in accordance with GAAP. The definition of each agreement, document, and instrument set forth in this Section
1.1 shall be deemed to mean and include such agreement, document, or instrument as amended, restated, or modified from time to time:

         "BANK OBLIGATION" shall mean an amount equal to the aggregate outstanding liability of the Bank from time to time under the Letter of Credit.

         "BANK" shall mean KeyBank National Association, its successors and assigns.

         "BOND DOCUMENTS" shall mean, collectively the Indenture, the Loan Agreement and any other document executed by the Borrower in connection with the issuance of the Bonds (other than the Credit Documents).

         "BOND PLEDGE AGREEMENT" shall mean the Bond Pledge Agreement, dated as of April 1, 1998, among the Borrower, the Bank, and the Trustee.

         "BONDS" shall mean the Issuer's $7,500,000 Multi-Mode Variable Rate Industrial Development Revenue Bonds, Series 1998 (Core Materials Corporation Project) issued pursuant to the Indenture.

         "BORROWER" shall mean, Core Materials Corporation, a Delaware corporation.

         "BUSINESS DAY" shall mean any day of the year other than (i) a Saturday or Sunday, (ii) any day on which banks located in either Cleveland, Ohio, or the principal corporate trust office of the Trustee is located are required or authorized by law to remain closed, or (iii) any day on which the New York Stock Exchange is closed.

         "COMPLETION DATE" shall mean March 31, 1999.

         "CREDIT DOCUMENTS" shall mean, collectively, this Reimbursement Agreement, the Mortgages, the Security Agreement, the Bond Pledge Agreement and the Letter of Credit Note.

         "DATE OF ISSUANCE" shall mean the date of issuance of the Letter of Credit.

         "EBITDA" shall mean, for any period, (A) the sum of the amounts for such period of (1) net income, (2) interest expense, (3) charges for federal, state, local and foreign income taxes, (4) depreciation and amortization expense, and (5) extraordinary losses (and any unusual losses arising outside the ordinary course of business not included in extraordinary losses determined in accordance with GAAP) minus (b) the sum of the amounts for such period of (1) extraordinary gains (and any unusual gains arising outside the ordinary course of business not included in extraordinary gains determined in accordance with
GAAP) and (2) to the extent not deducted



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from total interest expense, any net payments received during such period under interest rate contracts and any interest income received in respect of cash investments.

         "ENVIRONMENTAL LAW" shall mean any federal, state, or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability upon a Person in connection with the use, release or disposal of any hazardous, toxic or dangerous substance, waste or material.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, and all regulations thereunder.

         "EVENT OF DEFAULT" shall have the meaning assigned thereto in Section 8 hereof.

         "EXPIRATION DATE" shall mean April 17, 2003, unless extended by the Bank in writing pursuant to Section 2.5.

         "FEE CALCULATION AMOUNT" shall have the meaning set forth in Section 2.2(b).

         "FUNDED DEBT" shall mean, at a particular date, the Indebtedness of the Borrower for money borrowed, whether secured or unsecured, having a final maturity (or which by the term thereof is renewable or extendible at the option of the obligor for a period ending) more than one year after the date of creation thereof.

         "GAAP" shall mean generally accepted accounting principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

         "IMPROVEMENTS" shall mean the leasehold improvements to be constructed in and to the Project and financed, in part, by the proceeds of the Bonds.

         "INDEBTEDNESS" shall mean, at a particular date, the liabilities of Borrower, as determined in accordance with GAAP, consistently applied, including, without limitation, all indebtedness for money borrowed or for the deferred purchase price of property and lease obligations of the Borrower which have been, or which in accordance with Statement of Financial Accounting Standards No. 13, as from time to time amended, should be, capitalized.

         "INDENTURE" shall mean the Trust Indenture, dated as of April 1, 1998, between the Issuer and the Trustee.

         "INDENTURE DEFAULT" shall mean an Event of Default under and pursuant to the Indenture.

         "INTEREST COMMITMENT" shall have the meaning set forth in the Letter of Credit.

         "INTEREST DRAWING" shall have the meaning set forth in the Letter of Credit.

         "INTEREST PORTION" shall have the meaning set forth in the Letter of Credit.



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         "ISSUER" shall mean the South Carolina Jobs-Economic Development
Authority, a public body politic and corporate and an agency of the State of South Carolina.

         "LETTER OF CREDIT" shall mean the Letter of Credit to be issued by the Bank on the Closing Date pursuant to this Agreement, such Letter of Credit to be substantially in the form of Exhibit B attached hereto.

         "LETTER OF CREDIT COMMITMENT" shall have the meaning set forth in the Letter of Credit.

         "LETTER OF CREDIT FEE" shall have the meaning set forth in Section 2.2(b) of this Agreement.

         "LETTER OF CREDIT NOTE" shall mean the promissory note from the Borrower to the Bank in the form attached hereto as Exhibit A evidencing the Borrower's obligations to make payment to the Bank under this Agreement for amounts drawn under the Letter of Credit.

         "LOAN AGREEMENT" shall mean the Loan Agreement, dated as of April 1, 1998, between the Issuer and the Borrower.

         "LOANS" shall mean any loans or other credit facilities by the Bank in favor of the Borrower including but not limited to (a) loans or credit of any type extended to the Borrower by the Bank, including the loan evidenced by the Variable Rate Loan, the Sale/Leaseback, and the Operating Lease, and any other loans of indebtedness of Borrower to the Bank as may now exist of hereafter arise; (b) the creation of debt by the Bank's payment of or agreement to pay money to Borrower or to a third party for the account of Borrower; (c) the creation of a debt by a credit to an account with the Bank upon which Borrower is entitled to draw immediately; (d) the forbearance of debt arising from a loan; and (e) the creation of debt by execution of installment loans or lease agreements for vehicles or equipment between Borrower and the Bank.

         "MAXIMUM SENIOR FUNDED DEBT TO EBITDA RATIO" shall man the (A) sum of the commitment amount of the Variable Rate Loan ($7,500,000 as of the date hereof), the total Sale/Leaseback Obligations, the outstanding principal amount of the Bonds and any other permitted debt (other than the Subordinated Debt) divided by (B) EBITDA.

         "MINIMUM FIXED CHARGE COVERAGE RATIO" shall mean the sum of EBITDA and rent (lease) expense, including without limitation rent payments in connection with the Sale/Leaseback and the Operating Lease, for a given period, divided by the sum of (A) interest expense (which shall not include interest on the Subordinated Debt which is deferred and not paid), (B) rent (lease) expense, including without limitation rent payments in connection with the Sale/Leaseback and Operating Lease, (C) principal payments on the Subordinated Debt, the Bonds and any other permitted debt, and (D) Unfunded Capital Expenditures in the amounts disclosed by Borrower in its financial statements, for such period.

         "MINIMUM DEBT SERVICE COVERAGE RATIO" shall mean the sum of EBITDA and rent (lease) expense, including without limitation rent payments in connection with the Sale/Leaseback and the Operating Lease, for a given period, divided by the sum of (A) interest expense (which



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shall not include interest on the Subordinated Debt which is deferred and not paid, (B) rent (lease) expense, including without limitation rent payments in connection with the Sale/Leaseback and Operating Lease, and (C) principal payments on the Subordinated Debt, the Bonds and any other permitted debt, for such period.

         "MORTGAGES" shall mean, collectively, the Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated as of May 7, 1998, given by the Borrower to the Bank, and filed for record with the County Recorder, Franklin County, Ohio on May 7, 1998, and the Open-End Mortgage, Assignment of Rents and Leases and Security Agreement dated, as of December 3, 1997, given by the Borrower to the Bank, and filed for record with the Clerk of Court, Cherokee County, South Carolina on December 19, 1997, at Volume 543, Page 303, as amended and supplemented by the Supplemental Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated as of May 7, 1998.

         "OBLIGATIONS" shall mean all liabilities and obligations of any kind, direct or indirect, owing by the Borrower or any one of them, to the Bank, whether arising under this Agreement or any other Credit Documents, whether absolute or contingent, now existing or hereafter arising, including without limitation, letter of credit reimbursement obligations, interest, fees, Related Expenses and Guaranteed Obligations (as defined in Section 10.4 herein).

         "OHIO PREMISES" shall mean the Borrower's building located at 800 Manor Park Drive, Columbus, Ohio.

         "OPERATING LEASE" shall mean the Equipment Lease, to be entered into by and between the Bank and the Borrower, in an aggregate amount of $5,500,000.

         "PERMITTED ENCUMBRANCES" shall mean, as of any particular time, (a) liens for ad valorem taxes and special assessments not then delinquent, (b) this Agreement, the Mortgages, Bond Pledge Agreement, the Security Agreement and any security interest or other lien created thereby, (c) such minor defects, irregularities, encumbrances and clouds on title as normally exist with respect to property similar in character to the Pledged Collateral and as do not, in a written certificate of an officer of the Borrower, interfere with or impair the use or value of the property affected thereby, (d) any security interest granted from time to time to the Bank, and (e) any items set forth on Exhibit C attached hereto.

         "PERSON" means any natural person, corporation (which shall be deemed to include business trust), association, partnership, political entity, or political subdivision thereof.

         "PLAN" shall mean any plan defined in Section 4021(a) of ERISA in respect of which Borrower is an "employer" or a "substantial employer" as defined in Section 3(5) and 4001(a)(2) of ERISA, respectively.

         "PLEDGED COLLATERAL" shall mean the collateral in which the Borrower has given the Bank a security interest pursuant to the Mortgages, Security Agreement and/or the Bond Pledge Agreement.



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         "PREMISES" shall mean, collectively, the Ohio Premises and the South
Carolina Premises.

         "PRIME RATE" shall mean that interest rate established from time to time by the Bank as Bank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not be the lowest rate charged by the Bank for commercial or other extensions of credit.

         "PRINCIPAL COMMITMENT" shall have the meaning set forth in the Letter of Credit.

         "PRINCIPAL DRAWING" shall have the meaning set forth in the Letter of Credit.

         "PRINCIPAL PORTION" shall have the meaning set forth in the Letter of Credit.

         "PROHIBITED TRANSACTION" shall mean any prohibited transaction as that term is defined for purposes of ERISA.

         "PROJECT" shall mean the Project as defined in the recitals hereof.

         "PURCHASER" shall mean the original purchaser or purchasers of the Bonds.

         "REMARKETING AGENT" shall mean, initially, Key Capital Markets, Inc.

         "REMARKETING COMMITMENT" shall have the meaning set forth in the Letter of Credit.

         "REMARKETING DRAWING" shall have the meaning set forth in the Letter of Credit.

         "REMARKETING PORTION" shall have the meaning set forth in the Letter of Credit.

         "REPORTABLE EVENT" shall mean any reportable event as that term is defined in ERISA.

         "SALE/LEASEBACK" shall mean the Sale/Leaseback Equipment Financing Facility, entered into as of December 3, 1997, by and between the Borrower and the Bank in the aggregate amount of $12,000,000.

         "SECURITY AGREEMENT" shall mean the Security Agreement dated as of December 3, 1997 by the Borrower to the Bank.

         "SOUTH CAROLINA PREMISES" shall mean the South Carolina Premises as defined in the recitals hereto.

         "STATED AMOUNT" shall have the meaning set forth in the Letter of Credit.

         "SUBORDINATED DEBT" shall mean the amount of outstanding principal and interest owed by Borrower to Navistar International Transportation Corp., a Delaware Corporation, at any given point in time.

         "TRUSTEE" means The Huntington National Bank, Columbus, Ohio, or any successor Trustee under the Indenture.



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         "UNFUNDED CAPITAL EXPENDITURES" shall mean any capital expenditure made for which no long-term funding source is specifically available.

         "VARIABLE RATE LOAN" shall mean the $7,500,000 revolving loan from the Bank in favor of the Borrower, as evidenced by the Variable Rate Promissory Note and the Loan Agreement, each entered into as of December 3, 1997.

                                   SECTION TWO

                          ISSUANCE OF LETTER OF CREDIT

         SECTION 2.1. ISSUANCE OF LETTER OF CREDIT. Subject to the terms and conditions hereof, the Bank agrees to execute and deliver the Letter of Credit. The obligations of the Bank under the Letter of Credit shall be absolute and irrevocable and shall be performed strictly in accordance with the terms of the Letter of Credit and this Agreement. All payments made under the Letter of Credit shall be made with the Bank's funds.

         SECTION 2.2. FEES AND REIMBURSEMENT FOR LETTER OF CREDIT

         (a)      The Borrower hereby agrees to pay to the Bank:

                  (i) Before 2:00 p.m., Cleveland, Ohio time, on each date that any amount is drawn under the Letter of Credit pursuant to a Principal Drawing, an Interest Drawing and/or a Remarketing Drawing, each as defined in the Letter of Credit, a sum equal to the amount drawn under the Letter of Credit, plus (x) interest accrued, if any, on the amount so drawn under the Letter of Credit as determined pursuant to clause
                           (iii) of this subsection (a) of this Section 2.2, plus (y) any and all charges and expenses which the Bank may pay or incur relative to such drawing under the Letter of Credit, plus (z) a fee in the amount of Two Hundred Dollars ($200) for each Principal Drawing, Remarketing Drawing, or Interest Drawing under the Letter of Credit; provided, however, that in the event there is a Remarketing Drawing and the Bonds purchased pursuant to such drawing are unable to be remarketed by the Remarketing Agent for a period of thirty (30) consecutive days, then such Remarketing Drawing shall be paid on the Expiration Date (unless the date of such payment is accelerated pursuant to Section 8.2). Notwithstanding the foregoing, in such event, the principal and interest payments on such Bonds shall remain unaltered, and the Borrower shall pay such amounts as and when due and payable under such Bonds.

                  (ii) Upon each transfer of the Letter of Credit in accordance with its terms and as a condition thereto, a sum in such amount as shall be reasonably necessary to cover the costs and expenses to the Bank incurred in connection with such transfer;



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                  (iii)    On demand interest on any and all amounts not paid by
                           the Borrower when due under any section of this Agreement from the date such amounts become due until payment in full, such interest at a rate per annum equal to the Prime Rate;

                  (iv) On demand, reasonable costs, fees and expenses incurred by the Bank in connection with the issuance or sale of the Bonds or issuance of the Letter of Credit or the preparation or execution of any documents or opinions related thereto, which may include but not be limited to legal, documentation, search and recording fees;

                  (v) On demand, any and all reasonable expenses incurred by the Bank in enforcing any of its rights under the Credit Documents;

                  (vi) On or prior to the Closing Date, a one-time origination fee in the amount of $20,000.

         (b) The Borrower hereby agrees to pay to the Bank a commitment fee (the "Letter of Credit Fee") equal to an amount calculated at the rate (the "LOC Fee Rate") of one percent (1%) per annum (using a 360-day year and 30-day month, but calculated on the number of actual days elapsed) of the maximum "Fee Calculation Amount" as hereinafter defined, available on each date of payment of the Letter of Credit Fee. The Letter of Credit Fee shall be payable in annual installments in advance on the Closing Date and thereafter on each anniversary date of the first day of the month in which the Closing Date occurred; provided, however, that upon the Date of Issuance of the Letter of Credit, the Borrower shall pay an installment of the Letter of Credit Fee for the period from the Date of Issuance to and including March 31, 1999. The "Fee Calculation Amount" shall be the maximum amount then available to be drawn under the Letter of Credit with respect to the Principal Commitment plus, (ii) the maximum amount then available to be drawn under the Letter of Credit with respect to the Interest Commitment. If the Letter of Credit is terminated prior to the Expiration Date, the Letter of Credit Fee shall be refunded to the Borrower for any calendar quarter that the Letter of Credit will not be outstanding provided that the Borrower returns or causes to be returned the Letter of Credit to the Bank prior to the start of such calendar quarter.

         (c) If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall impose, modify or deem applicable any reserve, special deposit or similar requirement which would increase or decrease the Bank's costs (i) generally upon the issuance or maintenance of letters of credit by the Bank, (ii) specifically in respect of this Agreement or the Letter of Credit, or (iii) in respect of any capital adequacy requirement (including, without limitation, a requirement which affects the manner in which the Bank allocates capital resources to its commitments), and the result of such an increase or decrease in costs as described



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                  in clause (i), (ii), or (iii) above shall be to increase or decrease the costs to the Bank of issuing or maintaining the Letter of Credit (which increase or decrease in costs shall be the result of the Bank's reasonable allocation, of the aggregate of such cost increases or decreases resulting from such events), then, (x) within thirty (30) days of the Bank's obtaining knowledge of such change in law, regulations or interpretation thereof, the Bank shall so notify the Borrower and (y) immediately upon receipt of such notice from the Bank, accompanied by a certificate as to such increased or decreased cost, the Borrower shall pay or receive a refund as of the effective date of such change or interpretation all additional amounts which are necessary to compensate the Bank or the Borrower for such increased or decreased cost incurred by the Bank.

         (d) The Borrower's obligations to make payments to the Bank under this Section 2.2 shall be deemed satisfied to the extent of payments made by the Trustee to the Bank from funds on deposit with and held by the Trustee pursuant to the Indenture.

         SECTION 2.3. BORROWER'S OBLIGATIONS UNCONDITIONAL. The payment obligations of the Borrower under this Agreement shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

         (a) Any lack of validity or enforceability of the Credit Documents, the Bond Documents or any other agreement or instrument relating thereto;

         (b) Any amendment or waiver of or any consent to departure from the terms of the Letter of Credit, the Credit Documents, the Bond Documents or any other agreement or instrument relating thereto;

         (c) The existence of any claim, setoff, defense or right which the Borrower may have at any time against any beneficiary or any transferee of the Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Bank, or any other person or entity, whether in connection with this Agreement, the transactions contemplated by the Credit Documents, the Bond Documents, or any unrelated transaction;

         (d) Any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

         (e) Payment by the Bank under the Letter of Credit against presentation of a request which on its face appears to be in accordance with the terms of the Letter of Credit.



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         SECTION 2.4. PAYMENTS. All payments by the Borrower hereunder to the
Bank shall be made in lawful currency of the United States and in immediately available funds to the main office of the Bank at 127 Public Square, Cleveland, Ohio 44114.

         SECTION 2.5. LETTER OF CREDIT EXTENSION. The Bank may in writing, effective on each April 1, extend the Expiration Date of the Letter of Credit for an additional one-year period; provided, however, that such extension shall be, in each instance, made in the sole discretion of the Bank and the Bank may at any time, upon written notice delivered to Borrower and Trustee, elect not to extend the Expiration Date. The Bank shall notify Borrower and Trustee of its decision of whether the Expiration Date shall be extended no later than thirty
(30) days prior to April 1 of each year, provided that the failure of Bank to deliver such notice, or to deliver any notice, shall mean that Bank has elected not to extend the Expiration Date. If the Bank extends the Expiration Date, it shall do so in the form of an amendment to the Letter of Credit, which it shall promptly deliver to Trustee.

                                  SECTION THREE

                         REPRESENTATIONS AND WARRANTIES

         The Borrower expressly represents and warrants that:

         SECTION 3.1. EXISTENCE AND LEGAL AUTHORITY. The Borrower is a Delaware corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its property and to carry on its business as now being conducted, to enter into the Credit Documents to which it is a party and the other agreements referred to herein and transactions contemplated thereby, and to carry out the provisions and conditions of such Credit Documents to which it is a party. The Borrower is duly qualified to do business and is in full force and effect or is in good standing in every jurisdiction where the failure to so qualify would have a material adverse effect on the business of Borrower, including Ohio and South Carolina.

         SECTION 3.2. DUE EXECUTION AND DELIVERY. The Borrower has full power, authority and legal right to incur the obligations provided for in, and to execute and deliver and to perform and observe the terms and provisions of, the Credit Documents to which it is a party, and each of them has been duly executed and delivered by Borrower and authorized, by all required action, and Borrower has obtained all requisite consents to the transactions contemplated thereby under any instrument to which it is a party, and the Credit Documents constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

         SECTION 3.3. NO BREACH OF OTHER INSTRUMENTS. Neither the execution and delivery of the Credit Documents, nor the compliance by the Borrower with the terms and conditions of the Credit Documents, nor the consummation of the transactions contemplated thereby, will conflict with or result in a breach of the Certificate of Incorporation or Bylaws of the Borrower, or any



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charter or other corporate restriction, other restriction or law, regulation, rule or order of any governmental body or agency to which the Borrower is now a party or is subject.

         SECTION 3.4. GOVERNMENT AUTHORIZATION. Except for Federal and state securities laws with respect to the sale of the Bonds, no consent, approval, authorization or order of any court or governmental agency or body is required which if not obtained would have a material adverse effect on such transaction for the consummation by the Borrower of the transactions contemplated by the Credit Documents.

         SECTION 3.5. PLEDGED COLLATERAL. The Borrower has good fee simple title to the Premises, free and clear of all liens, pledges, mortgages, security interests, charges, claims and other encumbrances, except the Permitted Encumbrances. Upon proper filing with the appropriate authorities, the Mortgages, the Security Agreement and the Bond Pledge Agreement have created or will create, as appropriate, a valid and prior perfected security interest and lien in favor of the Bank, subject to no other liens or encumbrances arising by, through or under the Borrower or any other Person, except for Permitted Encumbrances or as otherwise provided in the Bond Documents.

         SECTION 3.6. ABSENCE OF DEFAULTS, ETC. The Borrower is not (i) in default under any indenture or material contract or material agreement to which it is a party or by which it is bound, (ii) in violation of its Certificate of Incorporation or Bylaws, (iii) in default with respect to any order, writ, injunction or decree of any court, or (iv) in default under any order or license of any federal or state governmental department, which default or violation in any of the aforesaid cases materially and adversely affects its business or property. There exists no condition, event or act which constitutes, or after notice or lapse of time or both would constitute, an Event of Default.

         SECTION 3.7. INDEBTEDNESS OF BORROWER. The Borrower does not have outstanding on the date hereof, any Indebtedness for borrowed money, except for such Indebtedness reflected on the financial statements referred to in Section
3.8 hereof.

         SECTION 3.8. FINANCIAL CONDITION. The Borrower has furnished to the Bank true and correct financial statements reviewed by a certified public accountant as of the end of the Borrower's fiscal year which ended December 31, 1997 which financial statements present fairly each Borrower's financial condition at such date, and there has been no material adverse change in Borrower's financial condition since that date.

         SECTION 3.9. NO ADVERSE CHANGE. Subsequent to the date of the financial statements referred to in Section 3.8 hereof, the Borrower has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business and there has not been any increase in the aggregate amount of Funded Debt of the Borrower, or any change in the business, properties or condition, financial or otherwise, of the Borrower, except for changes arising in the ordinary course of business or in connection with the issuance and sale of the Bonds or as may be otherwise disclosed in writing to the Bank prior to the date hereof.

         SECTION 3.10. TAXES. The Borrower has filed all tax returns which are to be filed and has paid, or has made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by them. The provisions for taxes reflected in the most recent balance sheet referred to in Section 3.8 are believed adequate to cover any and all accrued and unpaid taxes for which the Borrower is liable for the period ended on the date of such balance sheet and all prior periods. The Borrower does not know of any material deficiency assessment or proposed material deficiency assessment of taxes against the Borrower, except as may be otherwise disclosed in writing to the Bank prior to the date hereof.

         SECTION 3.11. LITIGATION. Prior to the date hereof, there are no actions, suits or proceedings pending, or to the actual knowledge of the Borrower, threatened against or affecting the Borrower or property of the Borrower in any court, or before or by any federal, state or municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, which could result in any materially adverse change in the business, property or assets, or in the condition, financial or otherwise, of Borrower, except for actions, suits or proceedings of a character normally incident to the kind of business conducted by Borrower, none of which, either individually or in the aggregate, if adversely determined, would materially impair Borrower's right or ability to carry on its business substantially as now conducted or materially adversely affect the financial position or operations of Borrower.

         SECTION 3.12. OWNERSHIP OF PROPERTY. Except for Permitted Encumbrances or as otherwise permitted in the Mortgages, the Security Agreement or this Agreement, the Borrower has good and marketable fee title to its real properties in accordance with the laws of the jurisdiction where located, and good and marketable title to substantially all its other property and assets, subject, however, in the case of real property, to title defects and restrictions which do not materially interfere with the operations conducted thereon by Borrower; provided, further, however, that the parties acknowledge that in connection with a fee in lieu of taxes arrangement with Cherokee County, South Carolina, the Borrower may, at some future date, transfer its title to the South Carolina Premises, subject to the Mortgage related thereto, and its other property and assets located therein. Except for Permitted Encumbrances, the real property and all other property and assets of the Borrower are free from any liens or encumbrance securing Indebtedness and from any other liens, encumbrances, charges or security interests of any kind. Each lease, if any, to which the Borrower is a party is in full force and effect, and no material default on the part of the Borrower to its knowledge, any other party thereto exists.

         SECTION 3.13. ENVIRONMENTAL MATTERS. The Borrower is in compliance with all Environmental Laws and all applicable federal, state and local health and safety laws, regulations, ordinances or rules, except to the extent that any non-compliance will not, in the aggregate, have a materially adverse effect on the Borrower or the ability of the Borrower to fulfill its obligations under this Agreement, the Mortgages or the Letter of Credit Note.

         SECTION 3.14. MORTGAGES AND SECURITY AGREEMENT. The Borrower hereby acknowledges that the Obligations owing by the Borrower to the Bank hereunder are "other indebtedness" to the Bank as contemplated by Section 2(d) of the Security Agreement and Section iv of each of the Mortgages.

                                  SECTION FOUR

                               CLOSING CONDITIONS

         The obligation of the Bank to issue the Letter of Credit on the Closing Date shall be subject to the following conditions precedent:

         SECTION 4.1. EXECUTION AND DELIVERY OF THE CREDIT DOCUMENTS AND THE BOND DOCUMENTS. With respect to issuance of the Letter of Credit, the Borrower shall have delivered to the Bank fully executed copies of each of the Credit Documents, and the Trustee and the Borrower shall have duly executed and delivered the Bond Documents.

         SECTION 4.2. ISSUANCE AND SALE OF THE BONDS. The Bonds shall have been duly issued and sold to the Purchaser pursuant to the Bond Documents.

         SECTION 4.3. REPRESENTATIONS AND WARRANTIES TRUE AS OF CLOSING AND NO EVENT OF DEFAULT. The representations and warranties contained in this Agreement and the other Credit Documents shall be true in all material respects on the Closing Date with the same effect as though made on and as of that date and no condition, event or act shall have occurred which constitutes an Event of Default or, with notice or lapse of time, or both, would constitute an Event of Default.

         SECTION 4.4. OPINION OF BORROWER'S COUNSEL. The Bank shall have received from counsel to the Borrower, on behalf of the Bank, an opinion with respect to (i) the matters described in Sections 3.1, 3.2, and 3.4 of this Agreement, (ii) the matters described in Sections 3.3, 3.6 and 3.11 of this Agreement, to such counsel's knowledge and belief after inquiry and (iii) such other matters incident to the transactions contemplated hereby as the Bank may reasonably request.

         SECTION 4.5. OPINION OF COUNSEL. Bank shall have received from Bond Counsel, an opinion with regard to the tax-exempt status of the Bonds and the absence of any securities registration requirements with respect to the Bonds under the Securities Act of 1933, as amended. Bank shall have received from its counsel, an opinion with regard to the absence of any securities registration requirements with respect to the Letter of Credit under the Securities Act of 1933, as amended.

         SECTION 4.6. PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Reimbursement Agreement and the other Credit Documents shall be reasonably satisfactory to the Bank and the Bank shall have received copies of such certificates, documents and papers as reasonably requested in connection therewith, all in form and substance satisfactory to the Bank.

                                  SECTION FIVE

                         DISBURSEMENTS FROM PROJECT FUND

         The Borrower shall not request or receive any disbursement of funds from the Project Fund unless and until the Bank shall have approved such disbursement in writing and all of the following conditions shall be true with respect to each such disbursement:

         SECTION 5.1. EXECUTION AND DELIVERY OF MISCELLANEOUS DOCUMENTS. The Borrower shall have delivered to the Bank:

         (a) Evidence that the Premises are not located in a special flood hazard area as identified by HUD;

         (b) Certificates of insurance and evidence of payment of premiums therefor with respect to the insurance required by the Bank with respect to the Premises as set forth in Section 6.2 below, including, but not limited to, general liability insurance and hazard insurance, and flood insurance if applicable;

         (c) A current certified survey of the Premises prepared by a registered surveyor satisfactory to the Bank, and containing on the face thereof the completed certificate of the surveyor in the form of the surveyor's certificate required by the Bank, dated a date satisfactory to the Bank, and in compliance with the Minimum Standard Detail Requirements for ALTA/ASCM Class A land title surveys, as adopted by the American Land Title Association and American Congress on Surveying and Mapping in 1992;

         (d) A current Phase I environmental audit of the Premises satisfactory to the Bank in its sole discretion prepared by an environmental consultant satisfactory to the Bank;

         (e) A Commitment to issue an ALTA Loan Policy of Title Insurance issued by the Title Company in the amount of the Letter of Credit (i) insuring that the Mortgages, as of their respective time of filing for record, are liens upon the Premises, and that the title to the Premises is free, clear and unencumbered, subject only to the Permitted Encumbrances; (ii) insuring the priority of the Mortgages over mechanics or materialmen's liens; (iii) obligating the Title Company to affirmatively insure that access to Premises is by a dedicated and accepted public right-of-way; and (iv) including such endorsements and affirmative insurance as may be reasonably required by the Bank, including, but not limited to, the so-called "Pending Disbursement Endorsement" and "Revolving Credit Endorsement";

         (f) Evidence satisfactory to the Bank that the Project, when completed, and the Premises, and the proposed and actual use thereof, does and/or will comply with all applicable laws, statutes, codes, ordinances, rules and regulations, including, but not limited to, zoning and Environmental Laws, of all governmental authorities having jurisdiction over the same, and that there is no action or proceeding pending (or any time for an appeal of any decision rendered) before any court, quasi-judicial body or administrative agency at the Date of Issuance relating to the validity of this Reimbursement Agreement on the transactions contemplated hereby or the proposed or actual use or operation of the Premises; and

         (g) A written appraisal (the "Appraisal") satisfactory to the Bank in all respects, prepared by an appraiser selected and directly engaged by the Bank pursuant to an engagement letter issued by the Bank, the cost of which Appraisal will be charged to the Borrower, and which Appraisal shall be prepared in accordance with the Uniform Standards of Professional Appraisal Practice applicable to Federally Related Transactions as set out in Appendix A to the real estate appraisal regulations adopted by the Office of the Comptroller of the Currency pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") (Sub-part C of 12 C.F.R. 34) and which Appraisal shall be updated, at the reasonable cost of the Borrower, upon the occurrence of an Event of Default under any of the Credit Documents.

         SECTION 5.2. BANK'S INSPECTOR'S CERTIFICATE. Prior to each disbursement an inspector selected by the Bank shall inspect the property to verify that the request for disbursement accurately indicates the amount of construction completed to said date. The Bank shall have received a certificate from such inspector certifying (i) that the construction of the Project theretofore completed, if any, has been performed substantially in accordance with the Plans and Specifications; (ii) that the quality of construction of the Project theretofore completed is in accordance with generally accepted standards in the construction industry for the cost of the construction of the Project; (iii) that the undisbursed portion of the Project Fund together with other monies to be provided by Borrower are adequate to complete the construction and equipping of the Project pursuant to the Plans and Specifications by the Completion Date; and (iv) that it is reasonable to expect that the completion of the Project will occur on or before the Completion Date. It is understood and agreed that the Bank shall not be liable for any reason as a result of such inspections, the parties hereby agreeing that the inspections are solely for the benefit of the Bank.

         SECTION 5.3. NO LIENS. The Bank shall have received evidence satisfactory to the Bank that since the last preceding disbursement from the Project Fund there has been no change in the state of title to the Premises, together with an endorsement to the Title Policy insuring the priority of the Mortgages against mechanic's and materialmen's liens arising by reason of unpaid labor and materials supplied in connection with the construction and development of the Project. The Borrower shall pay the cost of each title update required by the Bank from the Title Company in connection with each request for approval of disbursement and each endorsement to the Title Policy.

         SECTION 5.4. REQUEST FOR APPROVAL OF DISBURSEMENT. Not later than ten
(10) business days before the date on which the Borrower desires a disbursement from the Project Fund, the Borrower shall submit to the Bank (i) a written request for approval of the disbursement from the Project Fund; (ii) a certification of the Borrower that, among other things, the Borrower has paid or actually incurred the costs for which the request is being made; (iii) a revised Project Budget showing the balance of each category of Project costs; and (iv) a requisition using AIA Form G702 and/or G703 if the draw is used for construction or such other form as the Bank may request, accompanied by a cost breakdown, the accuracy of which shall be verified by the Bank's Inspector.

         SECTION 5.5. TIMING. The Borrower will submit draw requests not more often than once a month. Each disbursement shall not be more than 95% of the value of work-in-place and the balance will be paid upon completion based on requirements set forth below. Retainage will be held on a subcontract by subcontract basis, and released in connection with a particular subcontract provided all work thereunder has been completed to the satisfaction of the Bank and its inspector and a mechanic's lien waiver has been received from the subcontractor for all their work done on the property. There are no retainage requirements for "soft costs" on the project. "Soft costs" are defined as expenses which have no mechanic's lien rights on the subject security (this does not include the contingency line item under the general contractor's agreement).

         SECTION 5.6. SUPPORTING DOCUMENTATION. The Borrower shall furnish the Title Company with all evidence, lien waivers, or affidavits required at the time of each disbursement to insure that all bills then due and payable for labor and materials used in constructing the Improvements and all bills due and payable to contractors, subcontractors, laborers, and materialmen have been paid in full, except those bills to be paid with the proceeds of such disbursement, and except for retainages.

         SECTION 5.7. MATERIAL DAMAGE. Notwithstanding any provision of this Reimbursement Agreement to the contrary, if the Project shall have suffered any material damage or destruction prior to any disbursement from the Project Fund, such damaged or destroyed portion shall be restored or replaced in a manner acceptable to the Bank without cost to the Bank prior to the approval by the Bank of any further disbursement from the Project Fund; provided that if such damage or destruction shall occur during the construction period for the Improvements, the Borrower may use any insurance proceeds to rebuild or repair the Project.

         SECTION 5.8. OTHER DISBURSEMENT APPROVAL CONDITIONS. The Bank shall not be obligated to approve any disbursement from the Project Fund if, at the time of a proposed disbursement, (i) an Event of Default or an event which, with the passage of time or service of notice, or both, would be an Event of Default under any of the Credit Documents has occurred, or (ii) any representation or warranty made by the Borrower in any of the Credit Documents proves to be untrue in any material respect, or (iii) the Bank determines, at any time, that the Project will not be approved by the appropriate governmental regulatory authorities.

         SECTION 5.9. PERMITS. The Borrower shall have delivered to the Bank building, zoning, and other required permits covering construction of the Project together with evidence satisfactory to the Bank that all approvals required with respect to the South Carolina Premises from third parties or any governmental or quasi-governmental authorities have been obtained or, in the case of approvals relating to the operation of the Project which cannot be obtained until completion of construction, evidence satisfactory to the Bank that such approvals are obtainable. Such evidence shall include copies of all letters of grant or approval of all zoning changes and other site plan approvals and subdivision approvals, all variances of zoning regulations affecting the height, bulk, location or configuration of the Project and the South Carolina Premises (or satisfactory opinion of counsel that the same are not required), and all approvals or variances relating to parking or loading areas (both on-street and off-street) and all appurtenant easements required by governmental authorities with respect to the South Carolina Premises;

         SECTION 5.10. UTILITIES. The Borrower shall have delivered to the Bank evidence satisfactory to the Bank that (i) the South Carolina Premises has available to it adequate water, gas and electrical supply, storm and sanitary sewage facilities, other required public utilities, and means of access between the South Carolina Premises and public highways; and (ii) that all such facilities comply with all applicable laws, rules and regulations, and all necessary easements to provide such utility service to the South Carolina Premises have been obtained;

         SECTION 5.11. BORROWER'S AFFIDAVIT. The Borrower shall have delivered to the Bank the affidavit of the Borrower affirming (among other things) as of the date of each draw, (i) that all costs for labor and material for the construction and equipping of all improvements comprising any part of the Project furnished to the date of Borrower's affidavit have been paid in full (in accordance with Section 5.6 above), and (ii) that no bankruptcy or other insolvency proceedings have been instituted by or against the Borrower.

                                   SECTION SIX

                                    COVENANTS

         The Borrower covenants and agrees that, from the date of this Agreement and until the obligations of the Borrower to the Bank hereunder are satisfied in full, it will comply with the following provisions:

         SECTION 6.1. ACCOUNTING; FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will maintain, a standard system of accounting, established and administered in accordance with GAAP consistently followed throughout the periods involved, and will set aside on its books, for each fiscal year, the proper amounts for depreciation, obsolescence, amortization, bad debts, current and deferred taxes, and other purposes as shall be required by GAAP. The Borrower will deliver to the Bank or cause to be delivered to the Bank:

         (a) Monthly internally prepared financial statements for Borrower certified as being true, accurate and complete by an officer of the Borrower, not later than fifty (50) days after the expiration of each month;

         (b) As soon as practicable after the end of each fiscal year, and in any event within ninety-five (95) days thereafter, the audited annual financial statements of Borrower, including the balance sheets, as at the end of such fiscal year, together with related statements of income and retained earnings (or accumulated deficit) and statement of cash flows for such fiscal year, setting forth in comparative form the corresponding figures as at the end of or for the previous fiscal year, all in reasonable detail and in accordance with GAAP, prepared by a certified public accountant reflected by the Borrower and acceptable to Bank;

         (c) quarterly and annual covenant compliance certificates for Borrower certified as being true, accurate, and complete by of officer of the Borrower, relating to those covenants describe in Section 6.10, below, not later than fifty (50) days after the expiration of each fiscal quarter and ninety-five (95) days after expiration of each fiscal year, as applicable, of the Borrower;

         (d) With reasonable promptness, such other data and information as from time to time may be reasonably requested by the Bank.

         SECTION 6.2. INSURANCE AND MAINTENANCE OF PROPERTIES AND BUSINESS. The Borrower will maintain, with financially sound and reputable insurers, insurance to protect its properties and business against losses or damages of the kind customarily insured against by corporations of established favorable reputation engaged in the same or a similar business and similarly situated, including, but not limited to, (a) adequate fire and extended coverage insurance in amounts and issued by insurers acceptable to the Bank, (b) necessary workers' compensation insurance, (c) adequate public liability and professional liability insurance, and (d) such other insurance as may be required by law or as may be reasonably required in writing by the Bank. The Borrower will, upon request, furnish to the Bank a schedule of all insurance carried by it, setting forth in detail the amount and type of such insurance. The Borrower will maintain, in good repair, working order and condition, all properties used or useful in the businesses of the Borrower.

         SECTION 6.3. PAYMENT OF INDEBTEDNESS AND TAXES. The Borrower will pay
(a) all of its Indebtedness (not required to be subordinated hereunder) and other obligations in accordance with normal terms or any applicable grace periods and (b) all taxes, assessments, and other governmental charges levied upon any of its respective properties or assets or in respect of its respective franchises, business, income, or profits before the same become delinquent, provided, that, (unless any material item or property would be lost, forfeited, or materially damaged as a result thereof) Borrower's failure to pay any such tax, assessment or charge shall not be a default if Borrower pays the same within thirty (30) days after Borrower becomes aware that the same is overdue or if it is being diligently contested in good faith by Borrower and, if such contested charges, together with all interest and penalties thereon, exceeds $250,000, if Bank is notified in advance of such contest and receives adequate reserve or other appropriate security (including without limitation demonstrated financial capacity of borrower to pay same) reasonably accept to the Bank to protect the Bank against any loss therefrom.

         SECTION 6.4. LITIGATION; ADVERSE CHANGES. The Borrower will promptly notify the Bank in writing of (a) any event which, if existing at the date hereof, would require a material qualification of the representations and warranties set forth in Section 3.11 and (b) any material adverse change in the condition, business, or prospects, financial or otherwise, of the Borrower.

         SECTION 6.5. NOTICE OF DEFAULT. The Borrower will promptly notify the Bank of (a) any Event of Default or event which with the passage of time or service of notice or both would constitute an Event of Default hereunder and (b) any demands made upon the Borrower by any Person for the acceleration and immediate payment of any material Indebtedness owed to such Person.

         SECTION 6.6. INSPECTION. The Borrower will make available for inspection by duly authorized representatives of the Bank, its books, records, and properties, and will furnish the Bank such information regarding its respective business affairs and financial condition within a reasonable time after written request therefor.

         SECTION 6.7. ENVIRONMENTAL MATTERS. The Borrower:

         (a)      Shall comply in all material respects with all Environmental
                  Laws.

         (b) Shall deliver promptly to the Bank (i) immediately upon receipt, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other documents from any source asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action, or other response by or on the part of the Borrower under Environmental Laws or which seeks criminal or punitive penalties from the Borrower for an alleged violation of Environmental Law, and (ii) copies of any documents submitted by such Borrower in response to any items listed in
                  (i) above.

         SECTION 6.8. PAYMENT SCHEDULE OF BONDS. The Borrower shall cause the principal amount of the Bonds to be repaid not later than the scheduled quarterly payments as indicated on Exhibit D attached hereto and made a part hereof.

         SECTION 6.9. EXISTENCE; BUSINESS. The Borrower will cause to be done all things reasonably necessary to preserve and keep in full force and effect its existence and rights, to conduct its business in a prudent manner, to maintain in full force and effect, and renew from time to time, its franchises, permits, licenses, patents, and trademarks that are necessary to operate its business. The Borrower will comply in all material respects with all valid laws and regulations now in effect or hereafter promulgated by any properly constituted governmental authority having jurisdiction; provided, however, Borrower shall not be required to comply with any law or regulation which it is contesting in good faith by appropriate proceedings as long as either the effect of such law or regulation is stayed pending the resolution of such proceedings or the effect of not complying with such law or regulation is not to jeopardize any franchise, license, permit, patent, or trademark necessary to conduct such Borrower's business.

         SECTION 6.10. FINANCIAL COVENANTS.

         (a) Maximum Senior Funded Debt to EBITDA Ratio. The Borrower shall not permit the Maximum Senior Funded Debt to EBITDA Ratio to exceed 4.0:1.0 as determined at the end of each fiscal quarter, commencing December 31, 1998, calculated for the four quarters then ended.

         (b) Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Minimum Fixed Charge Coverage Ratio to be less than 1.1:1.0 as determined at the end of each fiscal quarter, commencing December 31, 1999, calculated for the four quarters then ended.

         (c) Minimum Debt Service Coverage Ratio. The Borrower shall not permit the Minimum Debt Service Coverage Ratio to be less than 1.5:1.0 as determined at the end of each fiscal quarter, commencing June 30, 1998, for two fiscal quarters then ended; September 30, 1998, for the three fiscal quarters then ended;

                  December 31, 1998, and each fiscal quarter thereafter, for the four fiscal quarters then ended.

         (d) Unfunded Capital Expenditures. The Borrower shall not incur Unfunded Capital Expenditures in excess of $5,500,000 during the fiscal year ending December 31, 1998.

         SECTION 6.11. PLEDGE OF CASH OR INVESTMENT SECURITIES. Notwithstanding anything to the contrary herein or in any Credit Document or any other document, instrument or agreement, the Borrower's obligations hereunder and under the Letter of Credit Note to reimburse the Bank for draws made under the Letter of Credit with respect to the Bonds (the "Reimbursement Obligations") shall not be secured by the FNMA Security (as defined in the Security Agreement), nor shall the Bank require, as security for the Reimbursement Obligations, any pledge of cash or investment type securities, coupled with covenants or arrangements which would restrict the transfer of such cash or investment type securities in the ordinary course of business, unless, prior to pledging such cash or securities to the Bank coupled with such restrictive covenants or arrangements, the Borrower delivers to the Trustee an opinion of nationally recognized bond counsel to the effect that such pledge will not adversely affect the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

         SECTION 6.12. NAVISTAR SUBORDINATION. The Borrower shall obtain a written instrument wherein Navistar International Transportation Corp. ("Navistar") subordinates the debt owed to Navistar by the Borrower to the Borrower's obligations to the Bank hereunder and under the Letter of Credit Note. Such subordination instrument shall be in form and substance satisfactory to the Bank.

                                  SECTION SEVEN

                               NEGATIVE COVENANTS

         The Borrower further covenants and agrees that, from the date of this Agreement and until the obligations of the Borrower to the Bank hereunder are satisfied in full, the Borrower will, unless the Bank shall otherwise consent or agree, comply with the following provisions:

         SECTION 7.1. USE OF COLLATERAL.

         (a) Except for Cherokee County, South Carolina, which will possibly hold title to the Premises solely for the purposes of providing the Borrower with the benefits of a fee in lieu of tax program, the Borrower covenants that it will not sell, assign, convey, hypothecate, lease, or sublease, or attempt to sell, assign, convey, hypothecate, lease or sublease, all or any part of the Premises, or any legal or equitable interest therein or cease using all or any part of the Premises without the prior written consent of the Bank. If the Bank consents to a change of ownership of all or any part of the Premises, the Bank may, without notice to the Borrower, deal with such successor or successors in interest of the Borrower with reference to the Mortgages and the Loans in the same manner as with the Borrower, may forbear to sue, or may extend time for payment under or the performance of any of the Loans without discharging or in any way affecting the liability of the Borrower under the Mortgages or the Loans, or may make such other arrangements with such successor or successors in interest regarding the performance of the

Loans as the Bank in its judgment shall consider necessary or advisable without releasing or discharging the Borrower from any obligations or liabilities which the Borrower may have relating to the Loans.

         (b) Except in connection with the ordinary and usual course of its business, the Borrower shall not sell, assign, pledge or otherwise transfer or encumber any Collateral (as defined in the Security Agreement).

         SECTION 7.2. MORTGAGES, SECURITY INTERESTS, AND LIENS. The Borrower hereby covenants that it will not:

         (a) allow the entry of any material judgment or lien against the Borrower which is not satisfied, discharged or bonded-off, or any collection action relating to such judgment or lien is not stayed so as to prevent the issuance of a certificate of judgment against the Borrower, within ten (10) days after the date of entry of such judgment or lien;

         (b) cause or permit any liens or encumbrances to effect or attach to any of its properties and assets, whether now owned or hereafter acquired, without the prior written consent of the Bank, except for purchase money liens for assets purchased by the Borrower after the Closing.

         SECTION 7.3. MERGERS; CONSOLIDATION. The Borrower will not dissolve, reorganize or undergo any change in its corporate structure without the prior written consent of the Bank.

         SECTION 7.4. BOND DOCUMENTS. The Borrower will not enter into an amendment of the Bond Documents, without the prior written consent of the Bank.

                                  SECTION EIGHT

                                EVENTS OF DEFAULT

         SECTION 8.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

         (a) Subject to any applicable notice, right to cure, and grace period provisions, the Borrower fails to make or cause to be made any payment to the Bank required to be made pursuant to the terms of the Credit Documents or any Loan, or

         (b) If any representation or warranty made herein by the Borrower, in any other written statement, certificate, report, or financial statement at any time furnished by or for the Borrower in connection herewith or any Loan, proves to be incorrect in any material respect when made, or

         (c) If the Borrower fails to perform or observe any other provision, covenant, or agreement contained in this Agreement or in any other of the Credit Documents or in any of the Loans, and such failure remains unremedied for fifteen (15) calendar days after the Bank shall have given written notice thereof to the Borrower, or

         (d) An Indenture Default shall have occurred under the Indenture, or

         (e) Any change in the financial condition of the Borrower which, in the reasonable opinion of the Bank, materially and adversely affects the Bank's security position with respect to the Collateral;

         (f) If the Borrower (i) is adjudicated a debtor or insolvent, or ceases, is unable, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, (ii) applies for, or consents to, the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property, or any such receiver, trustee, or similar officer is appointed without the application or consent of the Borrower, (iii) institutes, or consents to the institution of, by petition, application, or otherwise, any bankruptcy reorganization, arrangement, readjustment of debt, dissolution, liquidation, or similar proceeding relating to it under the laws of any jurisdiction, (iv) has any such proceeding described in clause
                  (iii) instituted against it which remains thereafter undismissed for a period of twenty-five (25) days or (v) has any judgment, writ, warrant of attachment or execution or similar process is issued or levied against a substantial part of its property and such judgment, writ, or similar process is not released, vacated, or fully bonded within ninety (90) days after its issue or levy.

         (i) If an event of default occurs under either of the Mortgages or the Loans.

         SECTION 8.2. NO WAIVER; REMEDIES. If an Event of Default occurs, the Bank may exercise any and all remedies, legal or equitable on behalf of the Bank, to collect the amounts due from the Borrower pursuant to this Agreement, and, in its sole discretion, may instruct the Trustee to redeem the Bonds. Upon receipt by the Trustee of such instructions from the Bank, the Bonds shall be redeemed pursuant to the Indenture. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

                                  SECTION NINE

             TRANSFER, REDUCTION OR TERMINATION OF LETTER OF CREDIT

         SECTION 9.1. TRANSFER OF LETTER OF CREDIT; REDUCTION OF STATED AMOUNT AND TERMINATION OF LETTER OF CREDIT AND RELATED MATTERS.

         (a) The Letter of Credit may be transferred in accordance with the provisions set forth therein.

         (b) If the Borrower shall be entitled to a credit against the principal amount of the Bonds prior to maturity (the "Credit") pursuant to an optional redemption of a portion of the Bonds or to the purchase of Bonds in the open market and cancellation of such Bonds in accordance with the provisions of the Indenture, and such amounts have been paid by or on behalf of the Borrower other than by the Bank, the Borrower shall have the right at any time thereafter to reduce permanently, without penalty or premium, the Stated Amount in the manner set forth below. The Stated Amount and the Remarketing Portion will be reduced by an amount equal to the sum of the following corresponding reductions in the Principal Portion, the Remarketing Portion, and the Interest Portion:
                  (a) the Principal Portion and the Remarketing Portion will be reduced by an amount equal to the amount of such Credit; and
                  (b) the Interest Portion will be reduced by an amount equal to one hundred ten (110) days' interest on the amount of such Credit at the rate of ten percent (10%) per annum (calculated on the basis of a 365-day year; 366 days in a leap year). The aforementioned reduction will occur not less than three (3) Business Days' after written notice to the Bank, accompanied by the original Letter of Credit and the written certificate of the Trustee and the Borrower stating that the Borrower is entitled to such Credit and designating the amount of such Credit and the date upon which such credit shall become effective (which shall be a Business Day).

         (c)      If the Stated Amount shall be reduced pursuant to paragraph
                  (b) hereof, and the Bank shall have received from the Trustee the outstanding Letter of Credit then, in substitution for the then outstanding Letter of Credit, a substitute irrevocable letter of credit, shall be issued dated such date, for an amount equal to the amount to which the Stated Amount shall have been so reduced (also less the amount of any drawings upon the Letter of Credit which have not been reinstated under paragraph (d) hereof) but otherwise having terms identical to the then outstanding Letter of Credit.

         (d) The obligation of the Bank to honor Interest Drawings, under the Letter of Credit, up to the amount of the Interest Portion, (as same may have been reduced pursuant to subsection
                  (b) of this Section 9.1), will be automatically reinstated unless, before the end of five (5) days after the date of an Interest Drawing, the Bank shall deliver to the Trustee and the Borrower a certificate in the form of Schedule 4 to the Letter of Credit, appropriately completed, stating that the Bank is not reinstating the amount paid pursuant to such Interest Drawing. Failure to deliver such certificate within the time stated shall be deemed to mean the amounts drawn have been reinstated in full, but shall not be deemed an admission that the Bank has in fact been reimbursed by the Borrower. Notwithstanding the Bank's delivery of a certificate providing that the automatic reinstatement has not occurred, the Bank may thereafter present a new certificate reinstating the amount of such drawing as a part of the available Stated Amount Letter of Credit Commitment.

         (e) The Bank shall reinstate amounts drawn under the Letter of Credit pursuant to a Remarketing Drawing upon receipt by the Bank of money (other than draws under the Letter of Credit) then held by the Trustee and designed to reimburse the Bank for all or a portion of the amounts drawn pertaining to said Remarketing Drawing with respect to the Principal Portion for Bonds tendered for purchase to and remarketed by the Remarketing Agent.

         The Letter of Credit shall terminate automatically on the earliest of
(i) the payment by the Bank to the Trustee of the final drawing available to be made under the Letter of Credit; (ii) receipt by the Bank of the Letter of Credit and a certificate in the form of Schedule 7 signed by an officer of the Trustee and an authorized representative of Borrower stating that no Bonds remain outstanding; (iii) receipt by the Bank of the Letter of Credit and a certificate in the form of Schedule 8 to the Letter of Credit signed by an officer of the Trustee and an authorized representative of Borrower; or (iv) the stated Expiration Date. Notwithstanding the foregoing, the Expiration Date may be extended as of April 1 of each year at the Bank's option pursuant to Section
2.5 hereof.

                                   SECTION TEN

                                  MISCELLANEOUS

         SECTION 10.1. LIABILITY OF THE BANK. Between the Borrower and the Bank, the Borrower assumes all risks of the acts or omissions of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit or its proceeds. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or any of the proceeds thereof, or for any acts or omissions of the Trustee and any transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, inaccuracy of any of the statements or representations contained therein or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Bank against presentation of documents which do not strictly comply with the terms of the Letter of Credit, including any failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except the Borrower shall have a claim against the Bank, and the Bank shall be liable to the Borrower, to the extent, but only to the extent of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by (i) the Bank's willful misconduct or gross negligence in honoring a draft under the Letter of Credit, or (ii) the Bank's willful failure to pay under the Letter of Credit after presentation to it by the Trustee (or a successor trustee under the Indenture to whom the Letter of Credit has been transferred in accordance with its terms) of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, and may assume the genuineness and rightfulness of any signature thereon, without responsibility for further investigation, regardless of any notice or information to the contrary unless actually received by the Bank; provided, that if the Bank shall receive written notification from both the Trustee and the Borrower that documents conforming to the terms of the Letter of Credit to be presented to the

Bank are not to be honored, the Bank agrees that it will not honor such documents and the Borrower shall indemnify and hold the Bank harmless from such failure to honor.

         SECTION 10.2. RIGHT TO SET-OFF. Upon the occurrence of any Event of Default hereunder, the Bank shall have the right to setoff against all obligations of the Borrower to the Bank hereunder, whether matured or unmatured, all amounts owed to the Borrower by the Bank, whether or not then due and payable, and all other funds or property of the Borrower on deposit with or otherwise held in the custody of the Bank or any of its affiliates, all without notice to or demand on the Borrower, such notice and demand being hereby waived.

         SECTION 10.3. ADDITIONAL COLLATERAL. As additional security for this Agreement, the Borrower agrees that in the event that the Trustee shall, after the occurrence of a continuing Event of Default hereunder and acceleration of the indebtedness evidenced hereby, draw upon the Letter of Credit, the Bank shall be and become the assignee of all rights and interests of the Borrower and the Trustee. The Borrower does hereby consent to such assignment, and does agree to execute any and all such documents, instruments and certificates in connection therewith as the Bank shall deem appropriate.

         SECTION 10.4. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered, or mailed first-class postage prepaid, or sent by wire, telex, telecopier or similar electronic means of communication or delivered to a telegraph office for transmission, addressed to the appropriate address set forth below, if to the Bank, at:

                  KeyBank National Association
                  127 Public Square
                  Cleveland, Ohio 44114
                  Attention: International Department
                  Fax Number: 216/689-3683

          and a copy to:

                  Roger D. Campbell
                  KeyBank National Association
                  Commercial Banking Division
                  88 East Broad Street
                  Columbus, Ohio  43215
                  Telecopy No:  (614) 460-3469

or at such other address as may have been furnished for such purpose to the Borrower by the Bank in writing; or
         if to the Borrower, at:

                  Core Materials Corporation
                  800 Manor Park Drive
                  P.O. Box  28183
                  Columbus, Ohio   43228
                  Attention:  Mr. Kevin L. Barnett
                  Telecopy No:  (614) 870-4028

         with a copy to:

                  Vorys, Sater, Seymour and Pease LLP
                  52 East Gay Street
                  Columbus, Ohio  43216-1008
                  Attention:  Phil Johnston, Esq.
                  Telecopy No:  (614) 464-6350

or at such other address as may have been furnished for such purpose to the Bank by the Borrower in writing.

         SECTION 10.5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained in the Credit Documents shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Bank and the issuance and acceptance of the Letter of Credit. All statements contained in any certificates or other instruments delivered by the Borrower pursuant hereto shall constitute representations and warranties by the Borrower under this Agreement.

         SECTION 10.6. PAYMENTS ON HOLIDAYS. Whenever any payment to be made pursuant to this Agreement shall be stated to be due on a public holiday in the State of Ohio, Saturday or Sunday, such payment may be made on the next succeeding business day and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

         SECTION 10.7. COMPUTATION OF INTEREST. Except as otherwise provided, all computations of interest with respect to the Letter of Credit or the Letter of Credit Note hereunder shall be made on the basis of a three hundred sixty-five (365) day year.

         SECTION 10.8. ENTIRE AGREEMENT. The Credit Documents and the Letter of Credit embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

         SECTION 10.9. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at any time of the Letter of Credit Note.

         SECTION 10.10. EXPENSES. The Borrower agrees, regardless of whether or not the Bonds are eventually issued and sold and regardless of whether or not the transactions contemplated hereby shall be consummated, to pay all reasonable expenses (accompanied by a detailed itemization) incurred by the Bank incident to such transactions in the preparation of documentation relating thereto, including all reasonable fees and disbursement of the counsel (whether special outside counsel or attorneys in its Law Group) of the Bank, for services to the Bank. The Borrower further agrees to pay all like expenses (accompanied by a detailed itemization) incurred by the Bank in connection with any amendments of or waivers or consents requested by the Borrower under or with respect to the Credit Documents.

         SECTION 10.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         SECTION 10.12. OHIO CONTRACT. This Agreement shall be construed and enforced in accordance with and be governed by the laws of the State of Ohio.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                          CORE MATERIALS CORPORATION


                                          By: /s/ KEVIN T. B??????????
                                              --------------------------------
                                          Its:  Vice President, Secretary,
                                          Treasurer and Chief Financial Officer

                                          KEYBANK NATIONAL ASSOCIATION



                                          By: /s/ ROGER T. CAMPBELL
                                              ----------------------------
                                          Its:  Senior Vice President

                                    EXHIBIT A

                                LETTER OF CREDIT
                                      NOTE


$7,726,028.00                                              Dated:   May 7, 1998


         FOR VALUE RECEIVED, on the Expiration Date (as defined in the Agreement hereinafter described), or sooner as hereinafter provided, the undersigned, CORE MATERIALS CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (herein called the "Bank"), the lesser of (a) the face amount of a certain Letter of Credit No. S98/95374 issued by the Bank on May 7, 1998, in the amount of Seven Million Seven Hundred Twenty-Six Thousand Twenty-Eight Dollars ($7,726,028.00) (the "Letter of Credit"), or (b) the unpaid balance of all draws theretofore made under the Letter of Credit, as shown on the ledger or other record of the Bank.

         Prior to maturity, the Borrower shall repay the principal amount of this Note when and as provided in Section 2.2(a)(i) of the Agreement (hereafter described).

         The Borrower agrees to pay to the Bank interest on the unpaid principal balance hereof at a rate per annum equal to the Prime Rate. The interest rate hereon will change immediately upon a change in the Prime Rate. Interest hereon shall be payable monthly on the first day of each calendar month in each year, commencing on the first such day after the date hereof, and at maturity, or on demand, if earlier. For any payment of principal and/or interest not paid when due (taking into account any grace periods), except a Remarketing Drawing (as defined in the Agreement), the Borrower shall pay a late charge of an amount equal to the greater of twenty-five dollars ($25) or two percent (2%) of the amount of the payment. In addition, if this Note is not fully paid as to principal and interest at maturity (by acceleration or otherwise) the entire unpaid balance shall thereafter bear interest at a rate per annum equal to the Prime Rate, which rate shall be immediately and correspondingly adjusted with each change in the Prime Rate. Interest and late fees shall be calculated using a 365-day year. The Prime Rate is defined as that interest rate established from time to time by the Bank as the Bank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not be the lowest interest rate charged by the Bank for commercial or other extensions of credit. At no time shall the interest rate hereon exceed the maximum permitted by law.

         This Note is executed and delivered to the Bank pursuant to the terms and conditions of a Reimbursement Agreement of even date herewith (the "Agreement") by and between the Borrower and the Bank to which reference is made for a statement of the rights, duties and obligations of the parties and the security for this Note, but neither this reference to the Agreement or any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of, and interest and late fees, if any, on this Note when due. This Note is the Letter of Credit Note described in the Agreement.

         Payment of the principal of, and interest on, this Note shall be made in lawful money of the United States of America, at any office of the Bank, or at such other place as the Bank or any subsequent holder hereof shall have designed to the Borrower in writing. The term "the Bank" as used in this Note shall include in its meaning any subsequent holder of this Note.

         The Borrower waives demand, presentment for payment, notice of dishonor, protest and notice of protest, and diligence in the collection and bringing suit and agrees to the application of any bank balance as payment or part payment of this Note, or as an offset thereto, and that the Bank may extend the time for payment, accept partial payment, take security therefor, or exchange or release any collateral, without discharging or releasing the Borrower.

         This Note is executed at __________________.

         Borrower, to the extent permitted by law, waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Bank and Borrower arising out of, in connection with, related to, or incidental to the relationship established between the Borrower and the Bank in connection with this Note or any other agreement, instrument or document executed or delivered in connection therewith or the transactions related thereto.

                                               CORE MATERIALS CORPORATION


                                               BY:______________________________
                                               ITS:  VICE PRESIDENT, SECRETARY,
                                                     TREASURER AND CHIEF
                                                     FINANCIAL OFFICER

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   EXHIBIT "B"

                          KEYBANK NATIONAL ASSOCIATION
                                127 Public Square
                           Cleveland, Ohio 44114-1306

Date:                                                               May 7, 1998

IRREVOCABLE TRANSFERABLE LETTER OF CREDIT NO. S98/95374

Beneficiary:                                                  Applicant:

The Huntington National Bank, Trustee                         Core Materials Corporation
41 South High Street, HC 1112                                 800 Manor Park Drive
Columbus, Ohio  43215                                         Columbus, Ohio  43228
Attention:  Corporate Trust Department

                                                              AMOUNT:             USD $7,726,028.00
                                                              EXPIRATION DATE:    April 17, 2003

Dear Sirs:

         You, as Trustee under the Trust Indenture, dated as of April 1, 1998 (the "Indenture"), between you and the South Carolina Jobs-Economic Development Authority (the "Issuer") pursuant to which Seven Million Five Hundred Thousand Dollars ($7,500,000) in aggregate principal amount of South Carolina Jobs-Economic Development Authority Multi-Mode Variable Rate Industrial Development Revenue Bonds, Series 1998 (Core Materials Corporation Project) (the "Bonds") are being issued by the Issuer, are hereby irrevocably authorized to draw on KeyBank National Association pursuant to this Irrevocable Letter of Credit, for the account of Core Materials Corporation, a Delaware corporation (the "Borrower"), available by one or more of your drafts at sight, upon the terms and conditions hereinafter set forth, an amount (subject to reinstatement as hereinafter set forth) not exceeding Seven Million Seven Hundred Twenty-Six Thousand Twenty-Eight Dollars ($7,726,028.00) (the "Letter of Credit Commitment") of which (a) an amount not exceeding Seven Million Five Hundred Thousand Dollars ($7,500,000.00) may be drawn to pay the principal amount of the Bonds as and when the same become due at maturity or by acceleration or by redemption (the "Principal Commitment"); or (b) an amount not exceeding Two Hundred Twenty Six Thousand Twenty-Eight Dollars ($226,028.00) (the "Interest Commitment") may be drawn with respect to the payment of up to 110 days' interest at a rate per annum of ten percent (10%) (using a 365 day divisor) (the "Maximum Rate") to pay interest on the Bonds when due; or (c) an amount not exceeding Seven Million Seven Hundred Twenty-Six Thousand Twenty-Eight Dollars ($7,726,028.00) may be drawn to pay (i) the purchase price or a portion of the purchase price equal to the principal amount of any Bonds tendered for purchase by the Holders thereof, to the extent remarketing proceeds are not available for such purpose to pay the portion of the purchase price of any Bonds tendered for purchase by the Holders thereof and (ii) up to 110 days' interest at a rate per annum equal to the Maximum Rate for interest accrued, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose (together, the "Remarketing Commitment"), in each instance effective immediately and expiring at the close of business on April 17, 2003, as such date may be extended pursuant to the terms of the Reimbursement Agreement (the "Expiration Date").

         Funds under this Letter of Credit are available to you against your executed sight draft(s) drawn on us, stating on their face: "Drawn under KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374 and accompanied by: (A) if the drawing is being made with respect to the payment of principal on the Bonds, whether due at maturity, upon mandatory or optional redemption or upon acceleration (a "Principal Drawing"), a certificate signed by you in the form of Schedule 1 attached hereto appropriately completed, (B) if the drawing is being made with respect to a payment of interest on the Bonds when due (an "Interest Drawing"), a certificate signed by you in the form of
Schedule 2 hereto appropriately completed and (c) if a drawing is being made


-----------------------------------      ---------------------------------------
Authorized Signature                     Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374


to pay the principal amount of and accrued interest on any Bonds tendered for purchase by the Holders thereof, to the extent remarketing proceeds are not available for such purpose (a "Remarketing Drawing") a certificate signed by you in the form of Schedule 3 hereto appropriately completed. Presentation of such draft(s) and certificate(s) shall be made at our Main Office, 127 Public Square, Cleveland, Ohio 44114-1306, Attention: Manager, International Department, or at any other office of ours in the City of Cleveland, Ohio which may be designated by us by written notice delivered to you. We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit and presented before 11:00 a.m. (Cleveland, Ohio time) on a Business Day will be duly honored by us within one Business Day after delivery of the draft(s) and certificate(s); provided, however, if a drawing is presented to pay the purchase price of Bonds which have not been remarketed by the Remarketing Agent and if conforming drawing documentation is presented at or prior to 11:00 a.m. (Cleveland, Ohio time) on a Business Day, payments shall be made to you on such Business Day. If requested by you, payment under this Letter of Credit may be made by wire transfer of federal funds to your account at the Federal Reserve Bank of Cleveland, or by deposit of immediately available funds into a designated account that you maintain with us. As used herein, "Business Day" shall mean any day of the year other than (i) a Saturday or Sunday, (ii) a day on which commercial banks located in New York, New York, or the city or cities in which are located the corporate trust offices of the Trustee and the Tender Agent and our office at which demands for payment under this Letter of Credit are to be presented are authorized by law to close or (iii) any day on which the New York Stock Exchange is closed.

         Drawings hereunder shall not exceed the Letter of Credit Commitment, as the Letter of Credit Commitment may be reduced or reinstated pursuant hereto, and, except as hereinafter provided, each drawing honored by us shall pro tanto reduce the amount available under this Letter of Credit.

         We will reinstate amounts drawn hereunder pursuant to a Remarketing Drawing hereunder, as to the Principal Commitment and the Interest Commitment, upon receipt by us of money (other than drawn under this Letter of Credit) then held by the Trustee and designated to reimburse us for all or a portion of the amounts drawn hereunder pertaining to such Remarketing Drawing with respect to the Principal Commitment and the Interest Commitment for the principal portion of and accrued interest on Bonds tendered for purchase to and remarketed by the Remarketing Agent.

         In connection with any Interest Drawing if you shall not have received from us within five (5) days from the date of any demand for payment a written notice from us in the form of the certificate attached hereto as Schedule 4 appropriately completed indicating we are not reinstating amounts paid under such Interest Drawing or the full amount as existed prior to such drawing of the Interest Commitment then the full amount of the Interest Commitment will be automatically reinstated. Failure to deliver to you such certificate within the time stated shall be deemed to mean the interest amount drawn has been reinstated in full to the amount as existed prior to such drawing, but shall not be deemed to be an admission that the Bank has in fact been reimbursed by the Borrower. Upon presentation by you of any Principal Drawing, the amount of this Letter of Credit and the amounts available to be drawn by you by any subsequent Principal Drawing, shall be automatically decreased by an amount equal to the amount of such Principal Drawing. If the Borrower shall be entitled to a credit against the principal amount of the Bonds prior to maturity (the "Credit") pursuant to an optional redemption of a portion of the Bonds or to the purchase of Bonds in the open market and cancellation thereof in accordance with the provisions of the Indenture or the Loan Agreement, and such amounts have been paid by or on behalf of the Borrower other than by us, the Borrower shall have the right at any time thereafter to reduce permanently, without penalty or premium, the Letter of Credit Commitment in the manner set forth below. The Letter of Credit Commitment will be reduced by an amount equal to the sum of the following corresponding reductions in the Principal Commitment and the Interest
Commitment: (i) the Principal Commitment will be reduced to an amount equal to the amount of such Credit, and (ii) the Interest Commitment will be reduced to an amount equal to one hundred ten (110) days' interest at the Maximum Rate (using a 365-day divisor) on the Bonds remaining outstanding. The reduction in the Letter of Credit Commitment pursuant to such Credit will occur not less than three (3) Business Days after written notice to us, accompanied by this Letter of Credit and your written certificate in the form of Schedule 5 attached hereto stating that the Borrower are entitled to such reduction and designating the amount of such Credit and the date of


----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374


the Business Day upon which such reduction shall become effective. Upon such presentation we will either reissue this Letter of Credit in the maximum amount available hereunder or otherwise amend this Letter of Credit to reflect such maximum amount then available.

         Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such sight draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or to any other person who may have made to you or who makes to you a demand for payment of principal of or interest on any of the Bonds.

         This Letter of Credit shall be governed by the International Chamber of Commerce Uniform Customs and Practice for Documentary Credits, Publication No. 500 (1993 Revision), (and including any amendments, modifications, or revisions thereof) and the laws of the State of Ohio. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306, Attention:
International Department specifically referring thereon to KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374.

         This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and such transferred Letter of Credit may be successively transferred to any Successor Trustee or Co-Trustee thereunder, but may not be assigned, transferred or conveyed under any other circumstance. Transfer of the amount available under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by the transfer fee in the amount of $500.00 and the transfer form in the form attached hereto as Schedule 6 and, unless this Letter of Credit is so presented to us, we shall have no obligation hereunder to any transferee. Upon such transfer, we will either reissue this Letter of Credit in the maximum amount then available hereunder or otherwise amend this Letter of Credit to reflect such maximum amount then available.

         Upon the earliest of (i) the honoring by us of the final drawing available to be made hereunder, (ii) our receipt of this outstanding Letter of Credit and a written certificate signed by your officer and an authorized representative of the Borrower in the form of Schedule 7 hereto appropriately completed, stating that: (a) no Bonds are Outstanding within the meaning of the Indenture; and (b) such officer and representative are duly authorized to sign such certificate on behalf of you and the Borrower, (iii) our receipt of this Letter of Credit and a written certificate signed by your officer and an authorized representative of the Borrower in the form of Schedule 8 hereto appropriately completed, stating that: (a) an Alternate Credit Facility has been accepted by you and is in effect; and (b) such officer and representative are duly authorized to sign such certificate on behalf of you and the Borrower, or
(iv) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds or the Reimbursement Agreement), except only the certificates and the sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such sight draft(s).




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374




                                   SCHEDULE 1

                    CERTIFICATE FOR THE PAYMENT OF PRINCIPAL
              OF SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY
                 MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT
                           REVENUE BONDS, SERIES 1998
                      (CORE MATERIALS CORPORATION PROJECT)
                                  (THE "BONDS")


         The undersigned, a duly authorized signer of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to KeyBank National Association (the "Bank"), with reference to Irrevocable Transferable Letter of Credit No. S98/95374 (the "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         2. The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal of the Bonds.

         3. The amount of principal of the Bonds which will be due and payable on _______________________, is $_____________________.

         4. The amount of the sight draft accompanying this Certificate ($___________________), together with the aggregate of all prior payments made pursuant to Principal Drawings under this Letter of Credit for the payment of the Bonds, does not exceed $__________________

         5. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Letter of Credit, the Bonds and the Indenture.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _________________________, _____.

                                    THE HUNTINGTON NATIONAL BANK,
                                    AS TRUSTEE


                                    By:_________________________________________
                                                  (Name and Title)




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   SCHEDULE 2

                     CERTIFICATE FOR THE PAYMENT OF INTEREST
              OF SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY
                 MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT
                           REVENUE BONDS, SERIES 1998
                      (CORE MATERIALS CORPORATION PROJECT)
                                  (THE "BONDS")


                        ---------------------------------

         The undersigned, a duly authorized signer of The Huntington National Bank, Trustee (the "Trustee"), hereby certifies to KeyBank National Association (the "Bank"), with reference to Irrevocable Transferable Letter of Credit No. S98/95374 (the "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         2. The Trustee is making a drawing under the Letter of Credit with respect to a payment of interest accrued on the Bonds on or prior to their stated maturity date.

         3. The amount of interest on the Bonds which will be due and payable on __________________, 19___ is $___________________________.

         4. The amount of the sight draft accompanying this Certificate ($________________) does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of interest accrued on the Bonds on or prior to their stated maturity date.

         5. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Letter of Credit, the Bonds and the Indenture.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ________________________, ______.

                                    THE HUNTINGTON NATIONAL BANK,
                                    AS TRUSTEE


                                    By:_________________________________________
                                                 (Name and Title)





----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   SCHEDULE 3

          CERTIFICATE FOR THE PAYMENT OF PURCHASE PRICE IN REMARKETING
              OF SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY
                 MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT
                           REVENUE BONDS, SERIES 1998
                      (CORE MATERIALS CORPORATION PROJECT)
                                  (THE "BONDS")

         The undersigned, a duly authorized signer of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to KeyBank National Association (the "Bank") with reference to KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374 (the "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee that:

         The Trustee is the Trustee under the Indenture for the holders of the Bonds. The total amount of Bonds outstanding (as defined in the Indenture) is $___________________.

         The Trustee is making a drawing under the Letter of Credit at the written request of the Remarketing Agent (as defined in the Indenture), to pay, pursuant to the terms of the Indenture, the purchase price equal to the principal amount of those Bonds which the Remarketing Agent has been unable to remarket following this tender pursuant to the Indenture.

         The Trustee: (a) is delivering or causing to be delivered to the Bank, or its designated agent, a principal amount of the Bonds, registered in the name of the Borrower as pledgor and the Bank as pledgee, equal to the amount of the draft accompanying this Certificate; (b) acknowledges the pledge by the Borrower to the Bank of the Bonds delivered pursuant to subparagraph (a) and; (c) agrees that all payments of principal, premium, if any, and interest made on such Bonds shall be made to the Bank, so long as the Bank is the pledgee of such Bonds.

         The principal amount of the Bonds delivered to the Remarketing Agent which the Remarketing Agent has been unable to remarket is $_________________. The amount of interest upon such Bonds which has accrued but is unpaid is $___________________. The amount of the draft accompanying this Certificate does not exceed such amount due as the purchase price of the Bonds and interest accrued thereon.

         Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will deliver it to Bond holders only for the purpose of payment of the purchase price of the Bonds referenced in the second paragraph hereof, (b) no portion of it shall be applied by the Trustee for any other purpose, and (c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Indenture and the Letter of Credit.

         The amount of the draw accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _______ day of _______________________, ________.

                                     THE HUNTINGTON NATIONAL BANK,
                                     AS TRUSTEE


                                     By:________________________________________
                                                   (Name and Title)




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   SCHEDULE 4

                         CERTIFICATE OF NONREINSTATEMENT

                          KEYBANK NATIONAL ASSOCIATION
                                127 Public Square
                           Cleveland, Ohio 44114-1306


                                                        Date:___________________

                    KeyBank National Association Irrevocable
                   Transferable Letter of Credit No. S98/95374

The Huntington National Bank
41 South High Street, HC 1112
Columbus, Ohio  43215
Attention:  Corporate Trust Department

Gentlemen:

         With regard to the above mentioned Letter of Credit, be advised that in accordance with the terms of the Letter of Credit, the amount of $_______________ which was the subject of the __________________, ____ Interest
Drawing by you under the Letter of Credit is not being reinstated under the Letter of Credit.

         Except as herein expressly set forth, all other terms and conditions of the Letter of Credit remain unchanged.

                                      Very truly yours,

                                      KEYBANK NATIONAL ASSOCIATION


                                      By:_______________________________________



----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   SCHEDULE 5

                           CERTIFICATE AS TO REDUCTION
                         OF LETTER OF CREDIT COMMITMENT


KeyBank National Association
127 Public Square
Cleveland, Ohio 44114-1306

Attention: International Department

RE: KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374


Gentlemen:

         The undersigned, a duly authorized signer of The Huntington National Bank, as Trustee (the "Trustee"), and a duly authorized representative of CORE MATERIALS CORPORATION (the "Borrower"), hereby certify to KeyBank National Association with reference to KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374 (the "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by KeyBank National Association in favor of the Trustee that:

         A. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         B. The Borrower is entitled to a reduction in the Letter of Credit Commitment. The Letter of Credit Commitment shall be reduced, effective as of ______________________, as follows:

                  1. The Principal Commitment shall be reduced to $___________________.

                  2. The Interest Commitment shall be reduced to $____________________.

                  3. The Remarketing Commitment shall be reduced to $________________.

         C. The undersigned officer and representative are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Borrower respectively.




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



         IN WITNESS WHEREOF, the Trustee and the Borrower have executed and delivered this Certificate as of the ______ day of ________________________,
_________.

TRUSTEE:                               THE HUNTINGTON NATIONAL BANK,
                                       as Trustee


                                       By:______________________________________

                                       Title:___________________________________


BORROWER:                              CORE MATERIALS CORPORATION



                                       By:______________________________________

                                       Title:  Authorized Representative




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   SCHEDULE 6

                             CERTIFICATE OF TRANSFER

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114-1306

Attention:  International Department

                                                    Date:_________________, 1998

         RE:      KeyBank National Association
                  Irrevocable Transferable Letter of Credit No. S98/95374

Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to the following (the "Transferee"):

                (Name of Transferee)

                (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

         By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments of the Letter of Credit, whether increases in the amount to be drawn thereunder, extensions of the Expiration Date thereof, or other amendments, and whether such amendments now exist or are made after the date hereof. All amendments of the Letter of Credit are to be advised direct to the Transferee without necessity of any consent of or notice to the undersigned beneficiary. The undersigned hereby certifies that the Transferee has become successor Trustee under the Trust Indenture dated as of April 1, 1998, between the undersigned and the South Carolina Jobs-Economic Development Authority (the "Issuer") relating to the Issuer's $7,500,000 Multi-Mode Variable Rate Industrial Development Revenue Bonds, Series 1998 (Core Materials Corporation Project) and has accepted such appointment in writing.




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



         The original of such Letter of Credit is returned herewith, and in accordance therewith we ask you to endorse the within transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer, or issue a replacement Letter of Credit to the Transferee as provided therein.

         We enclose our check for $500.00 representing your transfer fee.

                                         Very truly yours,

SIGNATURE AUTHENTICATED                  THE HUNTINGTON NATIONAL BANK, Trustee


___________________________________      By:____________________________________
                                                (Authorized Officer) (Bank)


___________________________________
(Authorized Signature)




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374




                                   SCHEDULE 7

                    CERTIFICATE THAT NO BONDS ARE OUTSTANDING



KeyBank National Association
127 Public Square
Cleveland, Ohio 44114-1306
Attention:        International Department

         RE:      KeyBank National Association
                  Irrevocable Transferable Letter of Credit No. S98/95374

Gentlemen:

         The undersigned, a duly authorized signer of The Huntington National Bank, as Trustee (the "Trustee"), and _________________, duly authorized representative of Core Materials Corporation (the "Borrower"), hereby certify to KeyBank National Association with reference to KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374 (the "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by KeyBank National Association in favor of the Trustee that:

         1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         2.       No Bonds are Outstanding within the meaning of the Indenture.

         3. The undersigned officers and representatives are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Borrower respectively.





----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



         IN WITNESS WHEREOF, the Trustee and the Borrower have executed and delivered this Certificate as of the ______ day of ________________________,
_______.

                                   THE HUNTINGTON NATIONAL BANK, TRUSTEE


                                   By:__________________________________________
                                                (Name and Title)


                                   CORE MATERIALS CORPORATION



                                   By:__________________________________________

                                   Title:  Authorized Representative





----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



                                   SCHEDULE 8

                     CERTIFICATE OF ACCEPTANCE OF ALTERNATE
                                LETTER OF CREDIT

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114-1306

Attention:  International Department

RE: KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374

Gentlemen:

         The undersigned, a duly authorized signer of The Huntington National Bank, Trustee (the "Trustee"), and _____________________, a duly authorized representative of Core Materials Corporation (the "Borrower"), hereby certify to KeyBank National Association with reference to KeyBank National Association Irrevocable Transferable Letter of Credit No. S98/95374 (the "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by KeyBank National Association in favor of the Trustee that:

         1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         2. An alternate Letter of Credit in substitution for the Letter of Credit has been accepted by the Trustee.

         3. The undersigned officer and representative are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Borrower, respectively.





----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

KEYBANK Irrevocable Transferable Letter of Credit No. S98/95374



         IN WITNESS WHEREOF, the Trustee and the Borrower have executed and delivered this certificate as of the ______ day of _____________________,
______.

                                    THE HUNTINGTON NATIONAL BANK, TRUSTEE


                                    By:_________________________________________
                                                 (Name and Title)


                                    CORE MATERIALS CORPORATION



                                    By:_________________________________________

                                    Title:  Authorized Representative




----------------------------------            ----------------------------------
Authorized Signature                          Authorized Signature

                       EXHIBIT C -- PERMITTED ENCUMBRANCES

               Permitted Encumbrances for South Carolina Premises

1. Taxes and assessment for the year 1998, and subsequent years, which are a lien not yet due and payable.

2. Any taxes assessed under the rollback provision of ss. 12-43-220 (D-4) South Carolina Code of Laws 1976, as amended.

3. Right-of-way to Board of Public Works of Gaffney, South Carolina, dated June 30, 1951 and recorded in the Office of the Clerk of Court for Cherokee County in Deed Book 3U at page 375.

4. Right-of-way Agreement from W. B. Camp & Sons, Inc. to Board of Public Works of Gaffney, South Carolina, dated August 16, 1951 and recorded September 4, 1951 in the Office of the Clerk of Court for Cherokee County in Deed Book 3Y at page 212.

5. Right-of-way for oil and natural gas pipeline from W. B. Camp & Sons, Inc. to Gaffney Pipeline Company, dated August 15, 1951 and recorded October 17, 1951 in the Office of the Clerk of Court for Cherokee County in Deed Book 3U at page 420.

6. Easement and right-of-way for transmission line from W. B. Camp & Sons, Inc. to Duke Power Company, dated March 6, 1950 and recorded April 15, 1950 in the Office of the Clerk of Court for Cherokee County in Deed Book 3S at page 260.

7. Power line easement from J. Victor Cole to Duke Power Company, dated June 24, 1958 and recorded in the Office of the Clerk of Court for Cherokee County in Deed Book 4W at page 10.

8. Power line easement from J. Victor Cole to Duke Power Company dated February 21, 1950 and recorded April 15, 1950 in the Office of the Clerk of Court for Cherokee County in Deed Book 3S at page 262.

9. Right-of-way from Gilbert Properties, Inc. to the Board of Public Works of the City of Gaffney, S.C., dated June 23, 1988 and recorded June 27, 1988 in the Office of the Clerk of Court for Cherokee County in Deed Book 12V at page 867.

10. Right-of-way from Gilbert Properties, Inc. to the Board of Public Works of the City of Gaffney, S.C., dated June 23, 1988 and recorded June 27, 1988 in the Office of the Clerk of Court for Cherokee County in Deed Book 12V at 870.

11. Covenants, conditions, easements and restrictions contained in Declaration of Restrictive Covenants, Conditions and Easements upon Meadowcreek Industrial Community recorded on October 14, 1987 in the Office of the Clerk of Court for Cherokee County in Deed Book 12R at page 384; and amended by Amendment to Declaration of Restrictive

         Covenants, Conditions and Easements upon Meadowcreek Industrial Community recorded on February 10, 1988 in the aforesaid office in Deed Book 12T at page 683.

12. Matters of survey as shown on the Referenced Plat, specifically, the following:

         a.        Reserved 10' utility easement;
         b.        gas line;
         c.        temporary power lines
         d.        power poles


                    Permitted Encumbrances for Ohio Premises

         1. The premises are subject to building setback lines, platted easements and restrictions as shown on the recorded Dedication of Manor Park Drive of record in Plat Book 48, page 49, Recorder's office, Franklin County, Ohio.

         2. The premises are subject to restrictions contained in the deed from Manor Real Estate Company to Realty International Inc., dated March 5, 1973, filed April 19, 1973, and recorded in Deed Book 3326, page 384, Recorder's Office, Franklin County, Ohio.

         3. The premises are subject to an easement from International Harvester Company to Columbus Southern Power Company dated July 27, 1992, filed August 19, 1992, and recorded in Official Record Volume 20134, page 5-03, Recorder's Office, Franklin County, Ohio.

         4. The premises are subject to a Deed easement from Navistar International Transportation Corporation to the City of Columbus, Ohio dated May 31, 1988, filed June 10, 1988, and recorded in Official Record Volume 11731, page B-03, Recorder's Office, Franklin County, Ohio.

         5. The premises are subject to an easement from Realty International, Inc. to Columbus and Southern Ohio Electric Company dated November 12, 1973, filed November 20, 1973, and recorded in Deed Book 3382, page 241, Recorder's Office, Franklin County, Ohio.

         6. The premises are subject to an easement from Rockwell International Corporation to Columbus and Southern Ohio Electric Company dated May 29, 1974, filed June 18, 1974 and recorded in Deed Book 3417, page 276, Recorder's Office, Franklin County, Ohio.

         7 The premises are subject to an encroachment of a chain link fence encroaching onto the adjoining parcel to the north a maximum distance of 2.8 feet, and asphalt pavement encroaching onto the adjoining parcel to the north a maximum distance of 1.2 feet as reflected on the survey prepared by Robert A. Darner of Bock & Clark, dated November 8, 1996.

         8. Real estate taxes not yet due and payable.

         9. Zoning and building laws and ordinances.

         10. Lease with GE Capital; Term Commencement Date: October 1, 1991; Basic Term 113 months; Property: Wemhoner Press SN #20079, GMF Robotic Unloader SN #91403132.

         11. Lease with GE Capital (formerly New England Merchants Leasing Corporation -- NEMLC); Term Commencement Date: January 1, 1989; Lease Term 10 years; Property: 2,500 ton Williams-White Molding Press, SN #4594, 3,000 ton Williams-White Molding Press, SN#4595.

                                    EXHIBIT D

                            PAYMENT SCHEDULE OF BONDS

=====================================================================================================================
       PAYMENT DUE DATE                                            PAYMENT DUE DATE
   INTEREST PAYMENT DATE IN          PRINCIPAL AMOUNT          INTEREST PAYMENT DATE IN         PRINCIPAL AMOUNT
=====================================================================================================================
           July 1998                    $ 65,000                     January 2006                   120,000
---------------------------------------------------------------------------------------------------------------------
         October 1998                     65,000                      April 2006                    120,000
---------------------------------------------------------------------------------------------------------------------
         January 1999                     70,000                      July 2006                     125,000
---------------------------------------------------------------------------------------------------------------------
          April 1999                      70,000                     October 2006                   125,000
---------------------------------------------------------------------------------------------------------------------
           July 1999                      70,000                     January 2007                   130,000
---------------------------------------------------------------------------------------------------------------------
         October 1999                     75,000                      April 2007                    130,000
---------------------------------------------------------------------------------------------------------------------
         January 2000                     75,000                      July 2007                     135,000
---------------------------------------------------------------------------------------------------------------------
          April 2000                      75,000                     October 2007                   135,000
---------------------------------------------------------------------------------------------------------------------
           July 2000                      75,000                     January 2008                   140,000
---------------------------------------------------------------------------------------------------------------------
         October 2000                     80,000                      April 2008                    145,000
---------------------------------------------------------------------------------------------------------------------
         January 2001                     80,000                      July 2008                     145,000
---------------------------------------------------------------------------------------------------------------------
          April 2001                      80,000                     October 2008                   150,000
---------------------------------------------------------------------------------------------------------------------
           July 2001                      85,000                     January 2009                   150,000
---------------------------------------------------------------------------------------------------------------------
         October 2001                     85,000                      April 2009                    155,000
---------------------------------------------------------------------------------------------------------------------
         January 2002                     85,000                      July 2009                     155,000
---------------------------------------------------------------------------------------------------------------------
          April 2002                      90,000                     October 2009                   160,000
---------------------------------------------------------------------------------------------------------------------
           July 2002                      90,000                     January 2010                   165,000
---------------------------------------------------------------------------------------------------------------------
         October 2002                     90,000                      April 2010                    165,000
---------------------------------------------------------------------------------------------------------------------
         January 2003                     95,000                      July 2010                     170,000
---------------------------------------------------------------------------------------------------------------------
          April 2003                      95,000                     October 2010                   175,000
---------------------------------------------------------------------------------------------------------------------
           July 2003                     100,000                     January 2011                   175,000
---------------------------------------------------------------------------------------------------------------------
         October 2003                    100,000                      April 2011                    180,000
---------------------------------------------------------------------------------------------------------------------
         January 2004                    100,000                      July 2011                     185,000
---------------------------------------------------------------------------------------------------------------------
          April 2004                     105,000                     October 2011                   190,000
---------------------------------------------------------------------------------------------------------------------
           July 2004                     105,000                     January 2012                   190,000
---------------------------------------------------------------------------------------------------------------------
         October 2004                    110,000                      April 2012                    195,000
---------------------------------------------------------------------------------------------------------------------
         January 2005                    110,000                      July 2012                     200,000
---------------------------------------------------------------------------------------------------------------------
          April 2005                     110,000                     October 2012                   205,000
---------------------------------------------------------------------------------------------------------------------
           July 2005                     115,000                     January 2013                   210,000
---------------------------------------------------------------------------------------------------------------------
         October 2005                    115,000                      April 2013                    210,000
=====================================================================================================================